GOLDMAN SACHS TRUST

Institutional, Class P and Class R6 Shares

of the

Goldman Sachs Strategic Factor Allocation Fund

(the “Fund”)

Supplement dated November 18, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 27, 2019, as supplemented to date

Effective immediately, Matthew Schwab will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Federico Gilly and John Landers serve as portfolio managers for the Fund. Nishank Modi continues to serve as portfolio manager for the Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Schwab in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the corresponding Summary Prospectus:

Portfolio Managers: Federico Gilly, Managing Director, has managed the Fund since 2020; John Landers, Vice President, has managed the Fund since 2020; and Nishank Modi, Vice President, has managed the Portfolio since 2018.

The following rows are added to the table in the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Federico Gilly Managing Director	Portfolio Manager— Strategic Factor Allocation	Since 2020	Mr. Gilly is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2000.
John Landers Vice President	Portfolio Manager— Strategic Factor Allocation	Since 2020	Mr. Landers is a portfolio manager on the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies (QIS) platform. He joined the Investment Adviser in 2019. Prior to joining the Investment Adviser, he worked at Atreus Capital from 2017 to 2019 as Director of Trading and at AQR Capital Management from 2013-2017 as a trader.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STRATFACALSTK 11-20